[LOGO] STATE STREET RESEARCH

Government Income Fund
--------------------------------------------------------------------------------
               [GRAPHIC]
               Semiannual Report to Shareholders
               April 30, 2002

In This Report
                            Investment Update

                                   [GRAPHIC]

                                      plus
                                        The Fund at a Glance
                                        Fund Portfolio and Financials

   Contents

2  6 Month Review
   A look at the fund and its market
   environment over the past 6 months

4  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

Investors
Have Welcomed
a recovering economy by boosting stock prices, both in the U.S. and abroad, from the lows reached after the events of September 11. Bond markets have also been cheered by relatively low inflation and a growing economy. Yet many portfolios are below their all-time highs and market volatility gives no indication of easing.

[Photo of Richard S. Davis]
Richard S. Davis

In this environment, we believe it's important to feel comfortable with your investments for the long-term potential they offer. If you have questions after you read this report on fund performance, consider talking to your financial adviser about the role the fund plays in your portfolio. Your adviser can help you put current performance in historical perspective.

As always, thank you for choosing State Street Research funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman
April 30, 2002

6 Month Review

                           How State Street Research
                        Government Income Fund Performed

State Street Research Government Income Fund returned -0.78% for the six-month period ended April 30, 2002.(1) That was better than the Merrill Lynch Government Master Index, which returned -1.40%, and the Lipper General U.S. Government Funds Average, which returned -1.22% over the same period.(2, 3)

Reasons for the Fund's Performance

In November, interest rates hit a cyclical low of 4.80% as the U.S. Treasury announced that it would no longer issue 30-year bonds. By March, long-term interest rates had risen to 5.80%. Rising rates were a prime reason for the negative returns of both the fund and the index.

The fund's one positive sector was mortgages. The rise in interest rates slowed the rate of mortgage refinancing, and mortgages performed better than other high-grade fixed income investments.

To take advantage of the favorable mortgage environment, we increased our holdings and focused on shorter-maturing obligations to help dampen volatility. We sold our stake in nondollar foreign government bonds, which lost value. They were denominated in euros, which declined against the dollar. We also reduced our investments in long-term agency debentures, as they appeared fully valued. We invested the proceeds from both sales in intermediate-term U.S. Treasuries.

Looking Ahead

We forecasted the U.S. economy to grow at a pace of about 3% in the first half of 2002, driven by inventory rebuilding, positive consumer spending, and weak but improving business investment. As a result, we have structured the portfolio to reflect this changing environment by focusing on shorter-maturity mortgage obligations and Treasuries. [_]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

-0.78% [DOWN ARROW]

"We have structured the portfolio to withstand economic recovery and rising interest rates by focusing on shorter-maturity obligations and Treasury bonds."


The State Street Research
Fixed Income Team


  Merrill Lynch
Government Master
    Index(2)

-1.40% [DOWN ARROW]


2  State Street Research Government Income Fund

The Fund at a Glance as of 4/30/02

State Street Research Government Income Fund is a bond fund focusing on U.S. government securities.

Hits & Misses

[GRAPHIC]
Mortgage Obligations
After a large refinancing wave in the fourth calendar quarter, mortgages outperformed other high-grade fixed income investments.

[GRAPHIC]
Nondollar Foreign
Government Bonds
Foreign bonds were hurt by exposure to the euro. We eliminated our 3% portfolio position.

Total Net Assets: $704 million
--------------------------------------------------------------------------------

Asset Allocation
[GRAPHIC]
o U.S. Agency Mortgages   51%
o U.S. Treasury           38%
o Other Mortgage           8%
o Cash                     3%
-----------------------------
Total Net Assets         100%

See page 7 for more detail.

Performance

Fund average annual total return as of 4/30/02(4, 6)
(does not reflect sales charge)

Share Class             1 Year  5 Years  10 Years
-------------------------------------------------
Class A                  7.09%   6.94%     7.01%
-------------------------------------------------
Class B(1)               6.32%   6.10%     6.25%
-------------------------------------------------
Class B                  6.30%   6.18%     6.29%
-------------------------------------------------
Class C                  6.29%   6.17%     6.29%
-------------------------------------------------
Class S                  7.42%   7.23%     7.26%
-------------------------------------------------

Fund average annual total return as of 3/31/02(4, 5, 6)
(at maximum applicable sales charge)

Share Class             1 Year  5 Years  10 Years
-------------------------------------------------
Class A                 -0.53%   5.83%     6.36%
-------------------------------------------------
Class B(1)              -1.53%   5.64%     6.09%
-------------------------------------------------
Class B                 -1.47%   5.71%     6.13%
-------------------------------------------------
Class C                  2.46%   6.03%     6.14%
-------------------------------------------------
Class S                  4.55%   7.11%     7.09%
-------------------------------------------------

Bond Yields
October 31, 2001 to April 30, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

              90-day           10-year         30-year
           U.S. Treasury    U.S. Treasury    U.S. Treasury
            Securities       Securities       Securities

10/01          5.204            4.408          2.007
11/01          5.285            4.75           1.720
12/01          5.465            5.049          1.720
 1/02          5.430            5.031          1.751
 2/02          5.416            4.875          1.751
 3/02          5.798            5.398          1.782
 4/02          5.592            5.085          1.762
--------------------------------------------------------------------------------

Ticker Symbols

State Street Research Government Income Fund

Class A: SSGIX Class B(1): SGIPX Class B: SSGBX Class C: SGIDX Class S: SGISX*
--------------------------------------------------------------------------------
(1) Does not reflect sales charge.

(2) The Merrill Lynch Government Master Index is comprised of fixed-rate U.S. Treasury and agency securities. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) The Lipper General U.S. Government Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999.

(5) Performance reflects a maximum 4.5% Class A front end sales charge, or 5% Class B or B(1) share or 1% Class C share contingent deferred sales charge, where applicable.

(6) Class S shares, offered without sales charge, are only available to certain employee benefit plans and through special programs.

*   Proposed

[GRAPHIC]
The Fund  in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the six months leading up to the report date, and give a summary of operations on a per-share basis. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 5 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


4  State Street Research Government Income Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Government Income Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide high current income. Under normal market conditions, the fund invests at least 65% of its total assets in U.S. government securities.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class
B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 4.50% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.


            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, the most recent business day). The fund uses the following methods for determining the values of various types of securities:

o Fixed income securities - The fund uses a pricing service that the fund's trustees have approved.

o Securities maturing within sixty days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o  Interest - The fund accrues interest daily as it earns it.

The fund may use forward foreign currency exchange contracts and future contracts for hedging purposes, attempting to offset a potential loss in one position by establishing an interest in an opposite position. The fund accounts for forward contracts by recording their total principal in its accounts and then marking them to market. The fund accounts for futures contracts by recording the variation margin, which is the daily change in the value of the contract.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

o Dividends from net investment income - The fund declares dividends daily and pays them monthly.

o  Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it intends to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above. The fund pays expenses as follows:

o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities,and income and expenses. Actual results could differ from those estimates.

Effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on all fixed income securities. Prior to November 1, 2001, the fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on the fund's total net assets, but resulted in a $12,898,564 reduction in cost of securities and a $12,898,564 decrease in undistributed net investment income, based on securities held by the fund on November 1, 2001.

The effect of this change for the six months ended April 30, 2002, was to decrease net investment income by $3,217,252, decrease net unrealized depreciation by $2,769,515, and increase net realized gains by $447,737. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.


The text and notes are an integral part of the financial statements.

6  State Street Research Government Income Fund

Portfolio Holdings
--------------------------------------------------------------------------------
April 30, 2002  (unaudited)

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller subgroups as well.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

 * Denotes a To Be Announced purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized.

** A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2002.
--------------------------------------------------------------------------------

                                                                 Coupon       Maturity        Amount
Issuer                                                            Rate          Date        of Principal       Value
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities  89.6% of net assets

U.S. Treasury 38.3%

U.S. Treasury Bond**                                              13.75%      8/15/2004      $29,425,000     $36,045,625
U.S. Treasury Bond                                                11.625%    11/15/2004       44,450,000      53,006,625
U.S. Treasury Bond                                                10.75%      8/15/2005        9,500,000      11,453,390
U.S. Treasury Bond                                                10.375%    11/15/2012       13,400,000      16,988,654
U.S. Treasury Bond                                                12.00%      8/15/2013       13,300,000      18,351,872
U.S. Treasury Bond                                                11.25%      2/15/2015       10,825,000      16,572,425
U.S. Treasury Bond                                                10.625%     8/15/2015       10,925,000      16,172,387
U.S. Treasury Bond                                                 9.875%    11/15/2015        8,500,000      12,007,610
U.S. Treasury Bond                                                 9.25%      2/15/2016        8,500,000      11,494,890
U.S. Treasury Bond                                                 8.875%     2/15/2019          775,000       1,041,166
U.S. Treasury Bond                                                 8.125%     8/15/2021       15,100,000      19,297,347
U.S. Treasury Bond                                                 6.75%      8/15/2026       19,150,000      21,627,435
U.S. Treasury Bond                                                 5.25%     11/15/2028        7,050,000       6,577,439
U.S. Treasury Bond                                                 6.25%      5/15/2030       15,025,000      16,121,374
U.S. Treasury Note                                                 7.00%      7/15/2006        2,575,000       2,836,517
U.S. Treasury Note                                                 3.50%     11/15/2006        3,900,000       3,754,959
U.S. Treasury Note                                                 5.00%      2/15/2011        6,800,000       6,759,608
                                                                                                            ------------
                                                                                                             270,109,323
                                                                                                            ------------


            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
April 30, 2002


                                                                 Coupon       Maturity        Amount
Issuer                                                            Rate          Date        of Principal       Value
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Agency Mortgage 51.3%
Federal Home Loan Mortgage Corp.                                   9.00%      12/01/2009      $1,697,152      $1,827,883
Federal Home Loan Mortgage Corp.                                   6.25%       3/05/2012       5,000,000       4,978,100
Federal Housing Administration Charles River Project               9.625%     12/01/2033       9,275,535       9,702,210
Federal Housing Administration Court Yard Project                 10.75%       8/01/2032       6,381,365       6,674,908
Federal Housing Administration East Bay Manor Project             10.00%       3/01/2033       6,636,364       6,895,182
Federal National Mortgage Association                              6.00%      12/15/2005       4,675,000       4,929,928
Federal National Mortgage Association                              6.625%     10/15/2007      14,450,000      15,590,249
Federal National Mortgage Association                              8.00%       4/01/2008       1,312,866       1,400,749
Federal National Mortgage Association                              8.00%       6/01/2008       1,885,924       1,998,024
Federal National Mortgage Association                              8.50%       2/01/2009       2,485,765       2,662,155
Federal National Mortgage Association                              9.00%       5/01/2009       2,205,118       2,379,521
Federal National Mortgage Association                              6.375%      6/15/2009       3,075,000       3,258,547
Federal National Mortgage Association                              7.125%      6/15/2010      33,400,000      36,880,948
Federal National Mortgage Association                              6.02%      11/25/2010       3,600,000       3,681,830
Federal National Mortgage Association                              6.50%      12/01/2014       3,908,281       4,045,032
Federal National Mortgage Association                              6.50%      12/01/2014       2,529,591       2,618,101
Federal National Mortgage Association                              7.00%      12/01/2015       1,807,257       1,888,006
Federal National Mortgage Association                              7.00%       3/01/2016       3,176,985       3,318,933
Federal National Mortgage Association                              9.00%       4/01/2016         567,567         612,456
Federal National Mortgage Association                              6.50%       9/01/2016       5,415,788       5,579,940
Federal National Mortgage Association                              7.00%       1/01/2017       5,976,747       6,243,788
Federal National Mortgage Association*                             7.00%       5/16/2017      12,425,000      12,980,273
Federal National Mortgage Association*                             6.50%       5/16/2017       5,525,000       5,692,463
Federal National Mortgage Association                              6.50%       9/01/2028       8,644,470       8,766,011
Federal National Mortgage Association                              6.50%      11/01/2028       8,093,884       8,207,684
Federal National Mortgage Association                              6.50%      12/01/2028       7,771,889       7,881,162
Federal National Mortgage Association                              6.00%      12/01/2028       7,712,383       7,654,540
Federal National Mortgage Association                              6.00%       2/01/2029      10,209,477      10,132,906
Federal National Mortgage Association                              6.50%       5/01/2029       5,026,100       5,095,209
Federal National Mortgage Association                              7.50%       7/01/2029       5,572,077       5,852,408
Federal National Mortgage Association                              7.00%      12/01/2029       2,895,201       2,986,573
Federal National Mortgage Association                              7.00%      12/01/2029      14,373,678      14,827,312
Federal National Mortgage Association                              7.125%      1/15/2030       1,500,000       1,661,490
Federal National Mortgage Association                              7.25%       5/15/2030       2,575,000       2,895,665
Federal National Mortgage Association                              6.50%       5/01/2031       4,359,865       4,411,616
Federal National Mortgage Association*                             7.50%       6/13/2032      13,375,000      13,930,865
Federal National Mortgage Association*                             6.50%       6/13/2032      43,550,000      43,890,125


The text and notes are an integral part of the financial statements.

8  State Street Research Government Income Fund


                                                                 Coupon       Maturity        Amount
Issuer                                                            Rate          Date        of Principal       Value
-----------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association                          9.50%         9/15/2009      $281,682        $312,200
Government National Mortgage Association                          9.50%         9/15/2009        116,234        129,382
Government National Mortgage Association                          9.50%         9/15/2009        139,275        155,030
Government National Mortgage Association                          9.50%         9/15/2009         89,771         99,926
Government National Mortgage Association                          9.50%         9/15/2009        135,933        151,310
Government National Mortgage Association                          9.50%         9/15/2009         34,865         38,642
Government National Mortgage Association                          9.50%        10/15/2009        144,267        159,897
Government National Mortgage Association                          9.50%        10/15/2009         78,568         87,080
Government National Mortgage Association                          9.50%        10/15/2009         74,150         82,184
Government National Mortgage Association                          9.50%        10/15/2009        138,843        154,550
Government National Mortgage Association                          9.50%        10/15/2009        142,198        158,283
Government National Mortgage Association                          9.50%        10/15/2009        182,018        201,738
Government National Mortgage Association                          9.50%        10/15/2009        175,646        195,515
Government National Mortgage Association                          9.50%        10/15/2009        119,357        132,859
Government National Mortgage Association                          9.50%        10/15/2009        141,605        157,623
Government National Mortgage Association                          9.50%        10/15/2009        206,639        230,014
Government National Mortgage Association                          9.50%        10/15/2009        145,289        161,724
Government National Mortgage Association                          9.50%        11/15/2009        237,137        262,828
Government National Mortgage Association                          9.50%        11/15/2009        112,569        125,303
Government National Mortgage Association                          9.50%        11/15/2009         66,159         73,643
Government National Mortgage Association                          9.50%        11/15/2009        166,455        184,489
Government National Mortgage Association                          9.50%        11/15/2009         96,182        107,062
Government National Mortgage Association                          9.50%        11/15/2017        130,074        144,788
Government National Mortgage Association                          9.50%         9/15/2019         50,688         56,422
Government National Mortgage Association                          7.00%         5/15/2027      3,882,005      4,026,338
Government National Mortgage Association                          7.00%         6/15/2028      3,085,273      3,190,357
Government National Mortgage Association                          7.00%        11/15/2028     13,753,830     14,235,214
Government National Mortgage Association                          6.50%        11/15/2028      7,899,758      8,033,027
Government National Mortgage Association                          6.50%         9/15/2029      7,774,963      7,893,998
Government National Mortgage Association                          7.50%         6/15/2031      6,187,657      6,487,325
Government National Mortgage Association                          7.00%        10/15/2031      9,182,476      9,480,906
Government National Mortgage Association*                         7.00%         5/21/2032     11,850,000     12,235,125
U.S. Department of Veterans Affairs REMIC 1998-3C                 6.50%         6/15/2021      7,500,000      7,764,825
                                                                                                           ------------
                                                                                                            360,942,399
                                                                                                           ------------
Total U.S. Government Securities                                                                            631,051,722(1)
                                                                                                           ------------

--------------------------------------------------------------------------------
(1) The fund paid a total of $615,220,701 for these securities.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
April 30, 2002


                                                                 Coupon       Maturity        Amount
Issuer                                                            Rate          Date        of Principal       Value
-----------------------------------------------------------------------------------------------------------------------------------
Other Investments  8.2% of net assets

Trust Certificates 0.1%

Government Backed Trust Class T-3                                  9.625%     5/15/2002      $121,861          $122,123
Government Trust Certificates Class 2-E                            9.40%      5/15/2002       425,640           426,585
                                                                                                           ------------
                                                                                                                548,708
                                                                                                           ------------
Finance/Mortgage 8.1%

Bear Stearns Commercial Mortgage Securities Inc. 2000-2 Cl. A1     7.11%     10/15/2032     6,101,721         6,493,746
Chase Commercial Mortgage Securities Corp. 1998-2 Cl. A2           6.39%     11/18/2030     4,550,000         4,747,755
Ensco Offshore Co.                                                 6.36%     12/01/2015     3,243,346         3,195,409
First Union Lehman Brothers Bank Series 1998-C2 Cl. A1             6.28%     11/18/2035    11,276,948        11,729,086
LB Commercial Conduit Mortgage Trust 99-C2-A1                      7.11%      7/15/2008     3,321,527         3,533,243
LB Commercial Conduit Mortgage Trust 97-LL1-A1                     6.79%     10/12/2034     2,364,044         2,474,380
LB-UBS Commercial Mortgage Trust 2001-C7 Cl. A4                    5.93%      4/11/2011     3,450,000         3,489,806
LB-UBS Commercial Mortgage Trust 2001-C7 Cl. A5                    6.13%     12/15/2030     3,465,000         3,507,769
Merrill Lynch Mortgage Investments Inc. Series 1997-C2 Cl. A1      6.46%     12/10/2029     2,133,044         2,224,348
Morgan Stanley Capital Inc. 99-A1                                  5.91%     11/15/2031     1,653,412         1,707,242
Morgan Stanley Capital Inc. 98-A1                                  6.19%      3/15/2030     1,541,142         1,602,262
NationsLink Funding Corp.                                          6.48%      8/20/2030     3,875,000         4,060,440
Salomon Brothers Commercial Mortgage Trust 2001 Cl. A1             5.14%     12/18/2035     2,981,262         3,037,331
Salomon Brothers Commercial Mortgage Trust 2001 Cl. A2             6.23%     12/18/2035     4,850,000         5,001,443
                                                                                                           ------------
                                                                                                             56,804,260
                                                                                                           ------------
Total Other Investments                                                                                     $57,352,968(2)
                                                                                                           ------------
--------------------------------------------------------------------------------
(2) The fund paid a total of $55,616,216 for these securities.
--------------------------------------------------------------------------------

Commercial Paper  13.9% of net assets

Federal Home Loan Bank                                             1.79%      5/01/2002    28,925,000        28,925,000
Federal Home Loan Bank                                             1.61%      5/02/2002    10,000,000         9,999,553
Federal Home Loan Bank                                             1.67%      5/22/2002     9,040,000         9,031,193
Federal Home Loan Mortgage Corp.                                   1.68%      5/07/2002    25,000,000        24,993,000
Federal National Mortgage Association                              1.64%      5/01/2002     4,940,000         4,940,000
Federal National Mortgage Association                              1.63%      5/15/2002    20,000,000        19,987,322
                                                                                                           ------------
Total Commercial Paper                                                                                       97,876,068(3)
                                                                                                           ------------

--------------------------------------------------------------------------------
(3) The fund paid a total of $97,876,068 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

10  State Street Research Government Income Fund

                                                                                 % of
                                                                               Net Assets                      Value
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Total Investments                                                                 111.7%                   $786,280,758(4)
Cash and Other Assets, Less Liabilities                                           (11.7%)                   (82,252,773)
                                                                                 ------                    ------------
Net Assets                                                                        100.0%                   $704,027,985
                                                                                 ======                    ============

--------------------------------------------------------------------------------
(4) The fund paid a total of $768,712,985 for these securities.
--------------------------------------------------------------------------------

Futures contracts open at April 30, 2002 are as follows:

                                                                                             Unrealized
                                            Number of       Notional      Expiration         Appreciation
Type                                        Contracts         Cost          Month           (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------------
5 Year U.S. Treasury Notes Short             23            ($2,300,00)    June, 2002          ($42,567)
10 Year U.S. Treasury Notes Short           148          ($14,800,000)    June, 2002            23,245
                                                                                              ---------
                                                                                              ($19,322)
                                                                                              =========

Federal Income Tax Information

At April 30, 2002, the net unrealized appreciation of investments based on cost for federal income tax purposes of $784,381,064 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                     $13,410,660

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                     (11,510,966)
                                                                    ------------
                                                                     $1,899,694
                                                                    ============

At October 31, 2001, the fund had a capital loss carryforward of $30,795,523, of which $14,322,510, $4,139,815, $5,115,196 and $7,218,002 expire on October 31,
2002, 2004, 2007 and 2008, respectively.


            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
April 30, 2002  (unaudited)

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value*                                   $786,280,758(1)
Collateral for securities on loan                         183,022,010
Cash                                                            1,257
Receivable for securities sold                             58,118,176
Interest receivable                                         9,879,359
Receivable for fund shares sold                             1,185,802
Other assets                                                   46,527
                                                        -------------
                                                        1,038,533,889
Liabilities

Payable for collateral received on securities loaned      183,022,010
Payable for securities purchased                          146,064,542
Payable for fund shares redeemed                            2,994,758
Dividends payable                                           1,244,220
Accrued management fee                                        336,399
Accrued distribution and service fees                         266,581
Accrued transfer agent and shareholder services               230,878
Accrued trustees' fees                                         29,024
Payable for variation margin                                   18,151
Accrued administration fee                                     15,389
Other accrued expenses                                        283,952
                                                        -------------
                                                          334,505,904
                                                        -------------

Net Assets                                               $704,027,985
                                                        =============

Net Assets consist of:
Unrealized appreciation of investments                    $17,567,773
Unrealized depreciation of futures contracts                  (19,322)
Accumulated net realized loss                             (45,186,107)
Paid-in capital                                           731,665,641
                                                        -------------
                                                         $704,027,985(2)
                                                        =============

* Includes securities on loan valued at $179,554,394


--------------------------------------------------------------------------------
(1) The fund paid a total of $768,712,985 for these securities.
--------------------------------------------------------------------------------
(2)                  Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class       Net Assets    /   Number of Shares   =    NAV

A         $512,422,157           40,631,287           $12.61*
B(1)       $86,146,716            6,884,804           $12.51**
B          $70,086,348            5,579,323           $12.56**
C          $22,576,932            1,796,074           $12.57**
S          $12,795,832            1,015,541           $12.60

*  Maximum offering price per share = $13.20 ($12.61 / 0.955)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

12  State Street Research Government Income Fund

Statement of Operations
--------------------------------------------------------------------------------
For the six months ended April 30, 2002  (unaudited)

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Interest                                                $19,902,445(1)

Expenses

Management fee                                            2,029,096(2)
Distribution and service fees - Class A                     751,824(3)
Distribution and service fees - Class B(1)                  400,905(3)
Distribution and service fees - Class B                     375,684(3)
Distribution and service fees - Class C                     115,689(3)
Transfer agent and shareholder services                     633,792(4)
Reports to shareholders                                     191,085
Custodian fee                                               113,488
Administration fee                                           42,390(5)
Registration fees                                            38,042
Audit fee                                                    21,720
Trustees' fees                                               14,477(6)
Miscellaneous                                                25,980
                                                        -----------
                                                          4,754,172
Fees paid indirectly                                        (18,641)(7)
                                                        -----------
                                                          4,735,531
                                                        -----------
Net investment income                                    15,166,914
                                                        -----------

Realized and Unrealized
Gain (Loss) on Investments,
Forward Contracts, Foreign
Currency and Futures Contracts

Net realized gain on investments                          2,540,631(8)
Net realized loss on foreign currency                    (2,217,772)
Net realized gain on futures contracts                      207,727
                                                        -----------
  Total net realized gain                                   530,586
                                                        -----------
Change in unrealized depreciation
  of investments                                        (21,381,900)
Change in unrealized depreciation of
  forward contracts and foreign currency                   (266,508)
Change in unrealized appreciation
  of futures contracts                                      395,499
                                                        -----------
  Total change in unrealized depreciation               (21,252,909)
                                                        -----------
Net loss on investments, forward contracts,
  foreign currency and futures contracts                (20,722,323)
                                                        -----------
Net decrease in net assets resulting
  from operations                                       ($5,555,409)
                                                        ===========

--------------------------------------------------------------------------------
(1) Includes $178,029 in income from the lending of portfolio securities. As of the report date, the fund had a total of $179,554,394 of securities out on loan and was holding a total of $183,022,010 in collateral (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio) related to those loans.
--------------------------------------------------------------------------------
(2) The management fee is 0.60% of the first $500 million of fund assets, annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion.
--------------------------------------------------------------------------------
(3) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of April 30, 2002, there were $750,306, $2,037,939, and $1,846,189 for Class A, Class B, and Class C,
    respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(4) Includes a total of $378,367 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(5) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------
(6) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(7) Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(8) To earn this, the fund sold $599,633,701 worth of securities. During this same period, the fund also bought $622,008,036 worth of securities. These figures don't include short-term obligations.
--------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                                Six months ended
                                                Year ended       April 30, 2002
                                             October 31, 2001      (unaudited)
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment income                           $37,117,531     $15,166,914
Net realized gain on investments,
  foreign currency and futures
  contracts                                       8,115,626         530,586
Change in unrealized appreciation
  (depreciation) of investments,
  forward contracts, foreign
  currency and futures contracts                 36,930,038      (21,252,909)
                                          -----------------------------------
Net increase (decrease)
  resulting from operations                      82,163,195       (5,555,409)
                                          -----------------------------------

Dividends from net investment income:
  Class A                                       (27,909,534)     (14,528,370)
  Class B(1)                                     (2,580,840)      (2,069,502)
  Class B                                        (4,234,247)      (1,927,641)
  Class C                                        (1,050,512)        (592,655)
  Class S                                          (818,381)        (400,122)
                                                (36,593,514)     (19,518,290)
                                          -----------------------------------

Net increase from fund
  share transactions                             39,801,220       17,887,081(2)
                                          -----------------------------------
Total increase (decrease)
  in net assets                                  85,370,901       (7,186,618)
                                          -----------------------------------

Net Assets

Beginning of period                             625,843,702      711,214,603
                                          -----------------------------------
End of period                                  $711,214,603     $704,027,985(1)
                                          ===================================

--------------------------------------------------------------------------------
(1) Includes undistributed net investment income of $1,913,949 and $0, respectively.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

14  State Street Research Government Income Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                                           Six months ended
                                                              Year ended                    April 30, 2002
                                                           October 31, 2001                   (unaudited)
                                                      -------------------------------------------------------------
Class A                                                  Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                             40,359,149    $508,004,403      12,039,692     $152,465,510*
Issued upon reinvestment of
  dividends from net investment income                   1,079,518      13,617,840         644,491        8,131,980
Shares redeemed                                        (40,947,255)   (514,650,988)    (11,420,930)    (144,947,542)
                                                      -------------------------------------------------------------
Net increase                                               491,412      $6,971,255       1,263,253      $15,649,948
                                                      =============================================================
Class B(1)                                                 Shares        Amount           Shares          Amount
===================================================================================================================
Shares sold                                              3,441,060     $43,095,795       1,761,443      $22,121,117**
Issued upon reinvestment of
  dividends from net investment income                     169,165       2,121,636         133,854        1,675,501
Shares redeemed                                           (665,296)     (8,326,364)       (807,194)     (10,096,894)***
                                                      -------------------------------------------------------------
Net increase                                             2,944,929     $36,891,067       1,088,103      $13,699,724
                                                      =============================================================
Class B                                                    Shares        Amount           Shares          Amount
===================================================================================================================
Shares sold                                              1,012,862     $12,767,359         367,301       $4,651,705
Issued upon reinvestment of
  dividends from net investment income                     223,728       2,834,226          98,752        1,241,254
Shares redeemed                                         (1,807,339)    (22,626,282)     (1,257,117)     (15,824,311)***
                                                      -------------------------------------------------------------
Net decrease                                              (570,749)    ($7,024,697)       (791,064)     ($9,931,352)
                                                      =============================================================
Class C                                                    Shares        Amount           Shares          Amount
===================================================================================================================
Shares sold                                                817,112     $10,297,340         279,661       $3,526,636 **
Issued upon reinvestment of
  dividends from net investment income                      39,929         502,130          23,338          293,635
Shares redeemed                                           (581,444)     (7,276,957)       (387,207)      (4,865,318)****
                                                      -------------------------------------------------------------
Net increase (decrease)                                    275,597      $3,522,513         (84,208)     ($1,045,047)
                                                      =============================================================
Class S                                                    Shares        Amount           Shares          Amount
===================================================================================================================
Shares sold                                                302,701      $3,823,288         261,851       $3,311,281
Issued upon reinvestment of
  dividends from net investment income                      49,250         619,046          24,206          306,006
Shares redeemed                                           (398,824)     (5,001,252)       (325,235)      (4,103,479)
                                                      -------------------------------------------------------------
Net decrease                                               (46,873)      ($558,918)        (39,178)       ($486,192)
                                                      =============================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share. At April 30, 2002 MetLife owned 104,726 Class S shares.

* Sales charges of $39,667 and $182,440 were collected by the distributor and MetLife on sales of these shares.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $301,515 and $783 for Class B(1) and Class C were paid by the distributor, not the fund.

*** Includes $130,506 and $30,822 in deferred sales charges collected by the distributor for Class B(1) and Class B.

****  Includes $1,911 in deferred sales charges collected by the distributor.


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                   Class A
                                                ===================================================================================
                                                                   Years ended October 31                          Six months ended
                                                ---------------------------------------------------------------     April 30, 2002
Per-Share Data                                   1997(a)       1998(a)       1999(a)       2000(a)       2001(a)   (unaudited)(a)(e)
===================================================================================================================================
Net asset value, beginning of period ($)          12.43         12.65         13.07         12.21         12.19       13.08
                                                  -----         -----         -----         -----         -----       -----
  Net investment income ($)                        0.80          0.78          0.74          0.75          0.74        0.29
  Net realized and unrealized gain (loss) on
  investments, options, forward contracts,
  foreign currency and futures contracts ($)       0.22          0.43         (0.85)         0.00          0.88       (0.40)
                                                  -----         -----         -----         -----         -----       -----
Total from investment operations ($)               1.02          1.21         (0.11)         0.75          1.62       (0.11)
                                                  -----         -----         -----         -----         -----       -----
  Dividends from net investment income ($)        (0.80)        (0.79)        (0.75)        (0.77)        (0.73)      (0.36)
                                                  -----         -----         -----         -----         -----       -----
Total distributions ($)                           (0.80)        (0.79)        (0.75)        (0.77)        (0.73)      (0.36)
                                                  -----         -----         -----         -----         -----       -----
Net asset value, end of period ($)                12.65         13.07         12.21         12.19         13.08       12.61
                                                  =====         =====         =====         =====         =====       =====
Total return (%)(b)                                8.52          9.85         (0.84)         6.41         13.66       (0.78)(c)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of period ($ thousands)       524,565       518,651       480,643       474,054       514,750     512,422
Expense ratio (%)                                  1.08          1.09          1.05          1.13          1.23        1.20(d)
Expense ratio after expense reductions (%)         1.08          1.09          1.04          1.13          1.22        1.19(d)
Ratio of net investment income to
  average net assets (%)                           6.44          6.11          5.86          6.21          5.87        4.55(d)
Portfolio turnover rate (%)                      124.95        160.89        213.70        148.88        134.55       82.67

                                                                                         Class B(1)
                                                      =============================================================================
                                                            January 1, 1999            Years ended October 31     Six months ended
                                                      (commencement of share class)    ----------------------      April 30, 2002
Per-Share Data                                           to October 31, 1999 (a)       2000 (a)      2001 (a)      (unaudited)(a)(e)
===================================================================================================================================
Net asset value, beginning of period ($)                          12.97                12.14         12.11             12.98
                                                                  -----                -----         -----             -----
  Net investment income ($)                                        0.52                 0.65          0.64              0.24
  Net realized and unrealized gain (loss) on
  investments, options, forward contracts,
  foreign currency and futures contracts ($)                      (0.82)                0.01          0.87             (0.39)
                                                                  -----                -----         -----             -----
Total from investment operations ($)                              (0.30)                0.66          1.51             (0.15)
                                                                  -----                -----         -----             -----
  Dividends from net investment income ($)                        (0.53)               (0.69)        (0.64)            (0.32)
                                                                  -----                -----         -----             -----
Total distributions ($)                                           (0.53)               (0.69)        (0.64)            (0.32)
                                                                  -----                -----         -----             -----
Net asset value, end of period ($)                                12.14                12.11         12.98             12.51
                                                                  =====                =====         =====             =====
Total return (%) (b)                                              (2.31)(c)             5.60         12.80             (1.13)(c)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of period ($ thousands)                        24,250               34,533        75,219            86,147
Expense ratio (%)                                                  1.80(d)              1.85          1.93              1.90(d)
Expense ratio after expense reductions (%)                         1.79(d)              1.85          1.92              1.89(d)
Ratio of net investment income to average net assets (%)           5.01(d)              5.44          5.12              3.84(d)
Portfolio turnover rate (%)                                      213.70               148.88        134.55             82.67

The text and notes are an integral part of the financial statements.

16  State Street Research Government Income Fund

                                                                                   Class B
                                                ===================================================================================
                                                                   Years ended October 31                          Six months ended
                                                ---------------------------------------------------------------     April 30, 2002
Per-Share Data                                   1997(a)       1998(a)       1999(a)       2000(a)       2001(a)   (unaudited)(a)(e)
===================================================================================================================================
Net asset value, beginning of period ($)          12.40         12.61         13.03         12.17         12.15       13.02
                                                  -----         -----         -----         -----         -----       -----
  Net investment income ($)                        0.70          0.68          0.64          0.65          0.65        0.24
  Net realized and unrealized gain (loss) on
  investments, options, forward contracts,
  foreign currency and futures contracts ($)       0.22          0.43         (0.84)         0.02          0.86       (0.38)
                                                  -----         -----         -----         -----         -----       -----
Total from investment operations ($)               0.92          1.11         (0.20)         0.67          1.51       (0.14)
                                                  -----         -----         -----         -----         -----       -----
  Dividends from net investment income ($)        (0.71)        (0.69)        (0.66)        (0.69)        (0.64)      (0.32)
                                                  -----         -----         -----         -----         -----       -----
Total distributions ($)                           (0.71)        (0.69)        (0.66)        (0.69)        (0.64)      (0.32)
                                                  -----         -----         -----         -----         -----       -----
Net asset value, end of period ($)                12.61         13.03         12.17         12.15         13.02       12.56
                                                  =====         =====         =====         =====         =====       =====
Total return (%) (b)                               7.66          9.07         (1.58)         5.67         12.75       (1.05)(c)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of period ($ thousands)        97,253       129,976      106,902         84,327        82,963       70,086
Expense ratio (%)                                  1.83          1.84         1.80           1.85          1.93         1.90(d)
Expense ratio after expense reductions (%)         1.83          1.84         1.79           1.85          1.92         1.89(d)
Ratio of net investment income to
  average net assets (%)                           5.68          5.33         5.12           5.49          5.20         3.86(d)
Portfolio turnover rate (%)                      124.95        160.89       213.70         148.88        134.55        82.67

                                                                                   Class C
                                                ===================================================================================
                                                                   Years ended October 31                          Six months ended
                                                ---------------------------------------------------------------     April 30, 2002
Per-Share Data                                   1997(a)       1998(a)       1999(a)       2000(a)       2001(a)   (unaudited)(a)(e)
===================================================================================================================================
Net asset value, beginning of period ($)          12.41         12.62         13.04         12.18         12.16       13.03
                                                  -----         -----         -----         -----         -----       -----
  Net investment income ($)                        0.70          0.67          0.64          0.66          0.65        0.24
  Net realized and unrealized gain (loss) on
  investments, options, forward contracts,
  foreign currency and futures contracts ($)       0.22          0.44         (0.84)         0.01          0.86       (0.38)
                                                  -----         -----         -----         -----         -----       -----
Total from investment operations ($)               0.92          1.11         (0.20)         0.67          1.51       (0.14)
                                                  -----         -----         -----         -----         -----       -----
  Dividends from net investment income ($)        (0.71)        (0.69)        (0.66)        (0.69)        (0.64)      (0.32)
                                                  -----         -----         -----         -----         -----       -----
Total distributions ($)                           (0.71)        (0.69)        (0.66)        (0.69)        (0.64)      (0.32)
                                                  -----         -----         -----         -----         -----       -----
Net asset value, end of period ($)                12.62         13.04         12.18         12.16         13.03       12.57
                                                  =====         =====         =====         =====         =====       =====
Total return (%) (b)                               7.65          9.06         (1.58)         5.66         12.74       (1.05)(c)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of period ($ thousands)        16,301        27,659        25,818        19,512        24,507      22,577
Expense ratio (%)                                  1.83          1.84          1.80          1.85          1.93        1.90(d)
Expense ratio after expense reductions (%)         1.83          1.84          1.79          1.85          1.92        1.89(d)
Ratio of net investment income to
  average net assets (%)                           5.68          5.28          5.11          5.50          5.17        3.86(d)
Portfolio turnover rate (%)                      124.95        160.89        213.70        148.88        134.55       82.67

(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges.

(c) Not annualized.

(d) Annualized.

(e) Effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the six months ended April 30, 2002, was to decrease net investment income per share by $0.06, increase net realized and unrealized loss per share by $0.06, and decrease the ratio of net investment income to average net assets by 0.93%. The statement of changes and financial highlights for periods prior to November 1, 2001, have not been restated for this change in policy.


            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                   Class S
                                                ===================================================================================
                                                                   Years ended October 31                          Six months ended
                                                ---------------------------------------------------------------     April 30, 2002
Per-Share Data                                   1997(a)       1998(a)       1999(a)       2000(a)       2001(a)   (unaudited)(a)(e)
===================================================================================================================================
Net asset value, beginning of period ($)          12.42         12.64         13.06         12.20         12.18       13.06
                                                  -----         -----         -----         -----         -----       -----
  Net investment income ($)                        0.80          0.81          0.75          0.78          0.78        0.30
  Net realized and unrealized gain (loss) on
  investments, options, forward contracts,
  foreign currency and futures contracts ($)       0.25          0.43         (0.83)         0.01          0.87       (0.38)
                                                  -----         -----         -----         -----         -----       -----
Total from investment operations ($)               1.05          1.24         (0.08)         0.79          1.65       (0.08)
                                                  -----         -----         -----         -----         -----       -----
  Dividends from net investment income ($)        (0.83)        (0.82)        (0.78)        (0.81)        (0.77)      (0.38)
                                                  -----         -----         -----         -----         -----       -----
Total distributions ($)                           (0.83)        (0.82)        (0.78)        (0.81)        (0.77)      (0.38)
                                                  -----         -----         -----         -----         -----       -----
Net asset value, end of period ($ thousands)      12.64         13.06         12.20         12.18         13.06       12.60
                                                  =====         =====         =====         =====         =====       =====
Total return (%) (b)                               8.80         10.13         (0.60)         6.71         13.93       (0.56)(c)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of period ($ thousands)        32,115        31,468        18,373        13,418        13,775      12,796
Expense ratio (%)                                  0.82          0.84          0.80          0.85          0.93        0.90(d)
Expense ratio after expense reductions (%)         0.82          0.84          0.79          0.85          0.92        0.89(d)
Ratio of net investment income to
  average net assets (%)                           6.66          6.38          5.94          6.39          6.18        4.82(d)
Portfolio turnover rate (%)                      124.95        160.89        213.70        148.88        134.55       82.67

(a)  Per-share figures have been calculated using the average shares method.

(b)  Does not reflect any front-end or contingent deferred sales charges.

(c)  Not annualized.

(d)  Annualized.

(e) Effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the six months ended April 30, 2002, was to decrease net investment income per share by $0.06, increase net realized and unrealized loss per share by $0.06, and decrease the ratio of net investment income to average net assets by 0.93%. The statement of changes and financial highlights for periods prior to November 1, 2001, have not been restated for this change in policy.


The text and notes are an integral part of the financial statements.

18  State Street Research Government Income Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

James M. Storey
Attorney; formerly, Partner, Dechert

[LOGO] STATE STREET RESEARCH                                   -----------------
One Financial Center o Boston, MA 02111-2690                       PRSRT STD
                                                                     AUTO
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                                                                 PERMIT NO. 20
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Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
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            a day
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For 24-Hour
Automated Access
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         ----------------
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www.ssrfunds.com

OverView
---------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com

State Street Research
FYI
--------------------------------------------------------------------------------
[COMPUTER]

State Street Research introduces electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? To learn more, call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time.

---------------------------
           [LOGO]
           DALBAR
        MUTUAL FUND
       SERVICE AWARD
            2001
---------------------------
 for Excellence in Service

(1)   Aurora Fund is closed to new investors.

(2)   Formerly Strategic Growth & Income Fund

(3) An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Government Income Fund prospectus. When used after June 30, 2002, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund, call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                   AGGRESSIVE

                                  EQUITY FUNDS
                                  ------------

                             Global Resources Fund
                              Health Sciences Fund
                              Emerging Growth Fund
                              Mid-Cap Growth Fund
                        Concentrated International Fund
                            Concentrated Growth Fund
                             Large-Cap Growth Fund
                                 Aurora Fund(1)
                               Mid-Cap Value Fund
                              Large-Cap Value Fund
                           International Equity Fund
                             Large-Cap Analyst Fund
                                Investment Trust
                                  Legacy Fund
                            Asset Allocation Fund(2)

                               FIXED INCOME FUNDS
                               ------------------

                                High Income Fund
                             Strategic Income Fund
                                Tax-Exempt Fund
                             Government Income Fund
                              Money Market Fund(3)

                                  CONSERVATIVE


(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

Control Number:(exp0603)SSR-LD                                      GI-1893-0602

[LOGO] STATE STREET RESEARCH

International Equity Fund
--------------------------------------------------------------------------------
               [GRAPHIC]
               Semiannual Report to Shareholders
               April 30, 2002

In This Report
                            Investment Update

                                   [GRAPHIC]

                                      plus
                                        A Review of Fund Performance,
                                        Key Facts and Financial Statements

   Contents

2  6 Month Review
   A look at the fund and its market
   environment over the past 6 months

4  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

Investors
Have Welcomed
a recovering economy by boosting stock prices, both in the U.S. and abroad, from the lows reached after the events of September 11. Bond markets have also been cheered by relatively low inflation and a growing economy. Yet many portfolios are below their all-time highs and market volatility gives no indication of easing.

[Photo of Richard S. Davis]
Richard S. Davis

In this environment, we believe it's important to feel comfortable with your investments for the long-term potential they offer. If you have questions after you read this report on fund performance, consider talking to your financial adviser about the role the fund plays in your portfolio. Your adviser can help you put current performance in historical perspective.

As always, thank you for choosing State Street Research funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman
April 30, 2002


6 Month Review

                           How State Street Research
                      International Equity Fund Performed

State Street Research International Equity Fund returned 4.64% for the six-month period ended April 30, 2002.(1) That was slightly less than the MSCI(R) EAFE Index, which returned 5.53% for the same period.(2)

Reasons for the Fund's Performance

Our emphasis on international stocks that we felt would benefit from a U.S. economic recovery, combined with good stock selection, had a positive impact on the fund's returns. Energy companies benefited from rising prices during the period, and a recovery in the demand for semiconductors boosted the performance of information technology stocks. Strong stock selection in Sweden, including our holdings in car safety equipment producer Autoliv, banking and financial services giant Skandinaviska Enskilda Banken, and truck and bus manufacturer Volvo, also helped boost performance. However, poor stock selection in industrial materials, industrials, consumer staples and in the United Kingdom detracted from returns. Among U.K.-based companies, our three most disappointing performers were mobile phone service provider Vodaphone, food retailer Big Food Group and natural resources giant Anglo American.

Looking Ahead

We expect a gradual U.S. economic recovery to lead the world economy out of recession and have positioned the portfolio in companies geared to benefit from a U.S. turnaround. We favor the paper, energy, and metals and mining sectors, as well as selected areas of technology--primarily semiconductor and software stocks. In addition, we have raised our stake in Canadian and Asian holdings while maintaining a neutral weighting in Japan relative to our benchmark. And, we have underweighted European stocks in the portfolio. |_|

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


Class A Shares(1)

4.64% [UP ARROW]

"We expect a gradual U.S. economic recovery to lead the world economy out of recession."

[Photos of Eleanor Marsh and Miren Etcheverry]

Eleanor Marsh and
Miren Etcheverry
Co-Portfolio Managers,
State Street Research
International Equity
Fund


MSCI EAFE
Index(2)

5.53% [UP ARROW]


2  State Street Research International Equity Fund

The Fund at a Glance as of 4/30/02

State Street Research International Equity Fund invests in the stocks of foreign companies.

Hits & Misses

[GRAPHIC]
Samsung

Korean semiconductor equipment manufacturer Samsung benefited from the recent increase in order momentum.

[GRAPHIC]
Anglo American

Although the natural resources giant posted disappointing returns, we see the potential for a rebound as a result of higher gold prices and expected higher metals prices. As a result, we continue to hold the stock.

Total Net Assets: $65 million
--------------------------------------------------------------------------------

Top 10 Holdings

    Issuer/Security      % of fund assets

 1  Domtar                          4.4%
 2  British Sky Broadcasting        4.0%
 3  Invensys                        3.7%
 4  The Swatch Group                3.5%
 5  Marks & Spencer                 3.4%
 6  Skandinaviska Enskilda Banken   3.1%
 7  Anglo American                  3.0%
 8  Autoliv                         2.9%
 9  Volvo                           2.7%
10  Nokia                           2.6%
    Total                          33.3%

See page 7 for more detail.

Performance

Fund average annual total return as of 4/30/02(3,5, 6)
(does not reflect sales charge)

Share Class      1 Year   5 Years   10 Years
--------------------------------------------
Class A         -18.02%    3.22%     6.44%
--------------------------------------------
Class B(1)      -18.68%    2.44%     5.79%
--------------------------------------------
Class B         -18.75%    2.44%     5.79%
--------------------------------------------
Class C         -18.63%    2.47%     5.79%
--------------------------------------------
Class S         -17.84%    3.47%     6.67%
--------------------------------------------

Fund average annual total return as of 3/31/02(3,4,5,6)
(at maximum applicable sales charge)

Share Class      1 Year   5 Years   10 Years
--------------------------------------------
Class A         -13.98%    1.93%     5.91%
--------------------------------------------
Class B(1)      -14.07%    2.00%     5.90%
--------------------------------------------
Class B         -14.07%    2.00%     5.90%
--------------------------------------------
Class C         -10.43%    2.38%     5.90%
--------------------------------------------
Class S         -8.65%     3.39%     6.77%
--------------------------------------------

--------------------------------------------------------------------------------
5 Largest Country Positions
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

October 31, 2001

United Kingdom          21.1%
Japan                   17.9%
Finland                  8.4%
France                   7.0%
Netherlands              6.2%


April 30, 2002

Japan                   23.2%
United Kingdom          23.1%
Sweden                   8.7%
Netherlands              6.0%
Italy                    4.7%

--------------------------------------------------------------------------------
Ticker Symbols
State Street Research International Equity Fund
Class A: SSIEX Class B(1): SSNPX* Class B: SSNBX Class C: SSNDX Class S: SSNCX
--------------------------------------------------------------------------------
(1) Does not reflect sales charge.

(2) The MSCI(R) EAFE Index is comprised of stocks from Europe, Australasia and the Far East. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Investments in foreign securities pose additional risks not associated with domestic securities, such as changes in exchange rates, and different government regulations, economic conditions and accounting standards.

(4) Performance reflects a maximum 5.75% Class A share front-end sales charge or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

(5) Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

(6) Class S shares, offered without sales charge, are available only to certain employee benefit plans and through special programs.

*   Proposed

[GRAPHIC]
The Fund  in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the six months leading up to the report date, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 5 to 16 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.

4  State Street Research International Equity Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research International Equity Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Financial Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital by investing primarily in common stocks and equity-related securities of non-U.S. companies.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.


            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

o Securities maturing within sixty days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

o Other securities - The fund prices these securities at fair value under procedures established and supervised by the trustees.

o Foreign securities - If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

o   Interest - The fund accrues interest daily as it earns it.

o   Cash dividends - The fund accrues these on the ex-dividend date.

The fund may use forward foreign currency exchange contracts and future contracts for hedging purposes, attempting to offset a potential loss in one position by establishing an interest in an opposite position. The fund accounts for forward contracts by recording their total principal in its accounts and then by recording their total principal in its accounts and then marking them to market. The fund accounts for futures contracts by recording the variation margin, which is the daily change in the value of the contract.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used accounting principles generally accepted in the United States.The difference is primarily due to differing treatments for foreign currency transactions and wash sale defferals. The fund distributes its earnings on the following schedule:

o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any.

o   Net realized capital gains - The fund distributes these annually, if any.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it intends to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.


The text and notes are an integral part of the financial statements.

6  State Street Research International Equity Fund

Portfolio Holdings
--------------------------------------------------------------------------------
April 30, 2002  (unaudited)


The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by country of incorporation.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
KEY TO SYMBOLS

* Denotes a security which has not paid a dividend during the last year.

o Denotes an American Depositary Receipt or a Global Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Common Stocks 98.2% of net assets

     Australia 1.9%
     Broken Hill Proprietary Co.                       219,000    $1,271,059
                                                                  ----------

     Belgium 1.0%
     Solvay SA                                           9,900       658,778
                                                                  ----------

     Canada 4.4%
(1)  Domtar Inc.                                       268,200     2,863,491
                                                                  ----------

     Croatia 1.2%
     Pliva DDo                                          56,000       800,800
                                                                  ----------

     Finland 2.6%
(10) Nokia AB Oy                                       107,400     1,736,881
                                                                  ----------

     France 2.6%
     CNP Assurances SA                                  15,100       557,332
     Total Fina SA Cl. B                                 7,393     1,119,712
                                                                  ----------
                                                                   1,677,044
                                                                  ----------

     Germany 2.0%
     Linde AG                                           26,700     1,304,279
                                                                  ----------

     Hong Kong 3.7%
     Cathay Pacific Airways Ltd.                       452,000       782,403
     CNOOC Ltd.                                      1,248,000     1,656,202
                                                                  ----------
                                                                   2,438,605
                                                                  ----------

     Ireland 2.2%
     Smurfit Jefferson Group PLC                       588,900     1,423,935
                                                                  ----------

     Italy 4.7%
     Autostrade SpA                                    104,500       848,755
     Banca Mediolanum                                   79,000       675,788
     Saipem SpA                                        140,800       916,644
     Unicredito Italiano                               147,100       682,149
                                                                  ----------
                                                                   3,123,336
                                                                  ----------


            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
April 30, 2002

     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Japan 23.2%
     Advantest Corp.                                    17,700    $1,274,571
     Fanuc Ltd.                                         22,500     1,247,129
     Fujisawa Pharmaceutical Co. Ltd.                   58,000     1,417,773
     Nikon Corp.                                       130,000     1,697,170
     Nippon Steel Corp.                                945,000     1,441,906
     Rohm Co. Ltd.                                       4,800       715,581
     Sankyo Co. Ltd.                                    25,000       661,710
     Seven-Eleven Japan Co. Ltd.                        38,000     1,422,911
     Shin-etsu Chemical Co. Ltd.                        31,200     1,284,870
     Takeda Chemical Industries Ltd.                    30,000     1,312,522
     Tokyo Broadcasting System Co.                      75,000     1,593,944
     World Co. Ltd.                                     45,600     1,170,969
                                                                  ----------
                                                                  15,241,056
                                                                  ----------

     Korea 0.6%
     Samsung Electronics Ltd.                            1,339       396,818
     Samsung Electronics Ltd. Pfd.                       9,500     1,429,790
                                                                  ----------
                                                                   1,826,608
                                                                  ----------

     Netherlands 6.0%
     Hunter Douglas NV                                  31,100     1,036,147
     Philips Electronics NV                             55,423     1,710,266
     Randstad Holding NV                                88,600     1,228,610
                                                                  ----------
                                                                   3,975,023
                                                                  ----------

     Norway 4.5%
     Golar Inc. Ltd.*                                  200,000     1,308,745
     Norsk Hydro ASA                                    33,400     1,643,176
                                                                  ----------
                                                                   2,951,921
                                                                  ----------

     Spain 1.2%
     Gas Natural SDG SA                                 40,600       820,733
                                                                  ----------

     Sweden 8.7%
(8)  Autoliv Inc.o                                      86,900     1,929,704
(6)  Skandinaviska Enskilda Banken AB                  209,900     2,009,247
(9)  Volvo AB                                           94,000     1,799,611
                                                                  ----------
                                                                   5,738,562
                                                                  ----------


     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Switzerland 4.6%
     Novartis AG                                        16,000      $670,428
(4)  The Swatch Group AG*                              112,000     2,327,506
                                                                  ----------
                                                                   2,997,934
                                                                  ----------

     United Kingdom 23.1%
(7)  Anglo American PLC                                124,300     1,959,020
     Associated British Foods PLC                      109,700       963,528
(2)  British Sky Broadcasting PLC*                     234,000     2,617,686
(3)  Invensys PLC                                    1,572,500     2,462,292
(5)  Marks & Spencer PLC                               389,461     2,252,138
     MyTravel Group PLC                                201,900       639,641
     Sage Group PLC                                    414,700     1,196,023
     Tate & Lyle PLC                                   290,400     1,505,869
     United Business Media PLC                         109,300       834,242
     WPP Group PLC                                      71,300       756,069
                                                                  ----------
                                                                  15,186,508
                                                                  ----------

     Total Common Stocks                                           66,036,553(1)
                                                                  ----------

--------------------------------------------------------------------------------
(1) The fund paid a total of $58,284,686 for these securities.
--------------------------------------------------------------------------------

                                                      Principal
                                                       Amount
     ---------------------------------------------------------------------------

     Commercial Paper
     4.5% of net assets

     Household Finance Corp.,
       1.84%, 5/01/2002                             $2,997,000     2,997,000
                                                                  ----------

     Total Commercial Paper                                        2,997,000(2)
                                                                  ----------

--------------------------------------------------------------------------------
(2) The fund paid a total of $2,997,000 for these securities.
--------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

8  State Street Research International Equity Fund

                                                      % of
                                                    Net Assets         Value
     ---------------------------------------------------------------------------
     Summary of Portfolio Assets

     Total Investments                                 104.9%    $69,033,553(3)
     Other Assets, Less Liabilities                     (4.9%)    (3,221,280)
                                                       -----     -----------
     Net Assets                                        100.0%    $65,812,273
                                                       =====     ===========

--------------------------------------------------------------------------------
(3) The fund paid a total of $61,281,686 for these securities.
--------------------------------------------------------------------------------


Forward currency exchange contracts that were outstanding at April 30, 2002:

                                                                                                     Unrealized
                                                                                Contract            Appreciation           Delivery
Transaction                                            Total Value                Price            (Depreciation)            Date
-----------------------------------------------------------------------------------------------------------------------------------
Buy euros, sell U.S. dollars                          250,583 EUR               0.90194 EUR            ($373)             05/02/02
Buy euros, sell U.S. dollars                          759,488 EUR               0.90194 EUR           (1,132)             05/02/02
Buy euros, sell U.S. dollars                          770,837 EUR               0.90194 EUR           (1,149)             05/02/02
Buy euros, sell U.S. dollars                          100,940 EUR               0.90280 EUR             (237)             05/03/02
Buy euros, sell U.S. dollars                          260,383 EUR               0.90141 EUR             (250)             05/06/02
Buy Japanese yen, sell U.S. dollars               177,249,572 JPY               0.00779 JPY             (914)             05/01/02
Buy Japanese yen, sell U.S. dollars               176,419,234 JPY               0.00779 JPY             (909)             05/01/02
Buy Swiss francs, sell U.S. dollars                 1,100,149 CHF               0.61607 CHF              648              05/02/02
Sell British pounds, buy U.S. dollars                  17,596 GBP               1.45680 GBP                4              05/01/02
Sell British pounds, buy U.S. dollars                 137,784 GBP               1.45730 GBP               96              05/02/02
Sell Swiss francs, buy U.S. dollars                 2,460,923 CHF               0.61652 CHF             (328)             05/03/02
                                                                                                    --------
                                                                                                     ($4,544)
                                                                                                    ========

Federal Income Tax Information

At April 30, 2002, the net unrealized appreciation of investments based on cost for federal income tax purposes of $61,498,874 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                      $9,082,610

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                      (1,547,931)
                                                                     -----------
                                                                     $7,534,679
                                                                     ==========

At October 31, 2001, the fund had a capital loss carryforward of $2,624,608 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on October 31, 2009.


            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
April 30, 2002  (unaudited)

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value*                                          $69,033,553(1)
Collateral for securities on loan                                 9,832,278
Foreign currency, at value                                        1,342,628(2)
Receivable for securities sold                                    3,283,006
Receivable for fund shares sold                                     554,908
Dividends receivable                                                252,611
Foreign tax receivable                                               59,345
Receivable from Distributor                                          42,664
Receivable for open forward contracts                                   748
Other assets                                                         59,570
                                                                -----------
                                                                 84,461,311

Liabilities

Payable for collateral received on securities loaned              9,832,278
Payable for securities purchased                                  6,678,935
Payable to custodian                                              1,537,324(3)
Payable for fund shares redeemed                                    169,991
Accrued transfer agent and shareholder services                      86,832
Accrued management fee                                               55,522
Accrued distribution and service fees                                28,164
Accrued trustees' fees                                               19,692
Accrued administration fee                                            7,152
Payable for open forward contracts                                    5,292
Other accrued expenses                                              227,856
                                                                -----------
                                                                 18,649,038
                                                                -----------

Net Assets                                                      $65,812,273
                                                                ===========

Net Assets consist of:
  Unrealized appreciation of investments                         $7,751,867
  Unrealized depreciation of foreign currency
   and forward contracts                                             (8,266)
  Accumulated net realized loss                                  (5,386,857)
  Paid-in capital                                                63,455,529
                                                                -----------
                                                                $65,812,273(4)
                                                                ===========

* Includes securities on loan valued at $9,383,447

-------------------------------------------------------------------------------
(1) The fund paid a total of $61,281,686 for these securities.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(2) The fund paid a total of $1,342,628 for these securities.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(3) As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund (to the extent permitted by the fund's investment restriction) to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At April 30, 2002, the amount payable to the custodian bank represents the amount due for cash advance for the settlement of a security purchased.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(4) Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class      Net Assets   /   Number of Shares   =   NAV

  A       $32,570,402         3,282,190           $9.92*
  B(1)     $8,056,834           860,882           $9.36**
  B       $11,585,379         1,237,392           $9.36**
  C        $2,115,722           225,240           $9.39**
  S       $11,483,936         1,133,925          $10.13

 * Maximum offering price per share = $10.53 ($9.92  /  0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
-------------------------------------------------------------------------------


The text and notes are an integral part of the financial statements.

10  State Street Research International Equity Fund

Statement of Operations
-------------------------------------------------------------------------------
For the six months ended April 30, 2002  (unaudited)

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                    $429,615(1)
Interest                                                             60,203(2)
                                                                 ----------
                                                                    489,818

Expenses

Management fee                                                      324,887(3)
Transfer agent and shareholder services                             195,041(4)
Reports to shareholders                                             152,540
Distribution and service fees - Class A                              52,623(5)
Distribution and service fees - Class B(1)                           37,279(5)
Distribution and service fees - Class B                              62,219(5)
Distribution and service fees - Class C                              10,617(5)
Custodian fee                                                       112,152
Administration fee                                                   40,307(6)
Registration fees                                                    24,797
Audit fee                                                            13,530
Trustees' fees                                                        6,198(7)
Legal fees                                                            2,214
Miscellaneous                                                         4,925
                                                                 ----------
                                                                  1,039,329
Expenses borne by the distributor                                  (302,340)(8)
Fees paid indirectly                                                 (9,973)(9)
                                                                 ----------
                                                                    727,016
                                                                 ----------
Net investment loss                                                (237,198)
                                                                 ----------

Realized and Unrealized Gain (Loss) on
Investments, Foreign Currency
and Forward Contracts

Net realized loss on investments                                 (2,339,664)(10)
Net realized gain on foreign currency
  and forward contracts                                              25,794
                                                                 ----------
  Total net realized loss                                        (2,313,870)
                                                                 ----------
Change in unrealized appreciation
  of investments                                                  6,884,908
Change in unrealized appreciation
  of foreign currency and forward contracts                          36,591
                                                                 ----------
  Total change in unrealized appreciation                         6,921,499
                                                                 ----------
Net gain on investments, foreign currency
  and forward contracts                                           4,607,629
                                                                 ----------
Net increase in net assets resulting
  from operations                                                $4,370,431
                                                                 ==========


-------------------------------------------------------------------------------
(1) The fund paid foreign taxes of $65,945.
-------------------------------------------------------------------------------
(2) Includes $37,432 in income from the lending of portfolio securities. As of the report date, the fund had a total of $9,383,447 of securities out on loan and was holding a total of $9,832,278 in collateral (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio) related to those loans.
-------------------------------------------------------------------------------
(3) The management fee is 0.95% of fund net assets, annually.
-------------------------------------------------------------------------------
(4) Includes a total of $86,323 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratio as the transfer agent costs.
-------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of April 30, 2002, there were $471,731, $955,802, and $1,091,656 for Class A, Class B, and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
-------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
-------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
-------------------------------------------------------------------------------
(8) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
-------------------------------------------------------------------------------
(9) Represents transfer agents credits earned from uninvested cash balances.
-------------------------------------------------------------------------------
(10) The fund sold $59,508,023 worth of securities. During this same period, the fund also bought $58,159,200 worth of securities. These figures don't include short-term obligations or U.S. government securities.
-------------------------------------------------------------------------------


            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                               Six months ended
                                              Year ended        April 30, 2002
                                            October 31, 2001     (unaudited)
-------------------------------------------------------------------------------

Decrease in Net Assets

Operations:

Net investment loss                            ($635,644)         ($237,198)

Net realized loss on investments,
  foreign currency and
  forward contracts                           (2,834,823)        (2,313,870)

Change in unrealized appreciation
  (depreciation) of investments,
  foreign currency and
  forward contracts                          (18,037,357)         6,921,499
                                           ---------------------------------
Net increase (decrease) resulting
  from operations                            (21,507,824)         4,370,431
                                           ---------------------------------

Distribution from capital gains:

  Class A                                     (1,962,763)                --
  Class B(1)                                    (491,144)                --
  Class B                                     (1,265,907)                --
  Class C                                       (176,531)                --
  Class S                                       (920,438)                --
                                           ---------------------------------
                                              (4,816,783)                --
                                           ---------------------------------
Net decrease from fund share
  transactions                                (1,530,667)        (5,594,378)(1)
                                           ---------------------------------
Total decrease in net assets                 (27,855,274)        (1,223,947)

Net Assets

Beginning of period                           94,891,494         67,036,220
                                           ---------------------------------
End of period                                $67,036,220        $65,812,273
                                           =================================


The text and notes are an integral part of the financial statements.

12  State Street Research International Equity Fund

--------------------------------------------------------------------------------
(1) These transactions break down by share class as follows:

                                                                                           Six months ended
                                                              Year ended                    April 30, 2002
                                                           October 31, 2001                   (unaudited)
                                                      -------------------------------------------------------------
Class A                                                  Shares        Amount             Shares         Amount
===================================================================================================================
Shares sold                                             60,601,130    $684,802,632      18,300,077    $179,044,977*
Issued upon reinvestment of
  distributions from capital gains                         151,185       1,895,514              --              --
Shares redeemed                                        (60,357,606)   (688,289,132)    (18,520,159)   (182,491,198)
                                                      -------------------------------------------------------------
Net increase (decrease)                                    394,709     ($1,590,986)       (220,082)    ($3,446,221)
                                                      =============================================================
Class B(1)                                                 Shares        Amount           Shares          Amount
===================================================================================================================
Shares sold                                                292,451    $3,349,489           128,061    $1,178,456**
Issued upon reinvestment of
  distributions from capital gains                          40,597       488,388                --            --
Shares redeemed                                           (121,905)   (1,312,128)          (58,879)     (547,363)***
                                                      -------------------------------------------------------------
Net increase                                               211,143    $2,525,749            69,182      $631,093
                                                      =============================================================

Class B                                                    Shares        Amount           Shares          Amount
===================================================================================================================
Shares sold                                                 47,476      $559,905            28,955      $270,324
Issued upon reinvestment of
  distributions from capital gains                         100,289     1,206,471                --            --
Shares redeemed                                           (334,775)   (3,793,875)         (250,395)   (2,335,156)***
                                                      -------------------------------------------------------------
Net decrease                                              (187,010)  ($2,027,499)         (221,440)  ($2,064,832)
                                                      =============================================================

Class C                                                    Shares        Amount           Shares          Amount
===================================================================================================================
Shares sold                                              3,684,757   $39,978,396           307,729    $2,816,170**
Issued upon reinvestment of
  distributions from capital gains                          13,135       158,414                --            --
Shares redeemed                                         (3,719,000)  (40,628,981)         (319,664)   (2,945,352)
                                                      -------------------------------------------------------------
Net decrease                                               (21,108)    ($492,171)          (11,935)    ($129,182)
                                                      =============================================================

Class S                                                    Shares        Amount           Shares          Amount
===================================================================================================================
Shares sold                                                480,251    $4,991,281           459,041    $4,542,581
Issued upon reinvestment of
  distributions from capital gains                          70,459       904,699                --            --
Shares redeemed                                           (543,177)   (5,841,740)         (513,499)   (5,127,817)
                                                      -------------------------------------------------------------
Net increase (decrease)                                      7,533       $54,240           (54,458)    ($585,236)
                                                      =============================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share. At April 30, 2002 MetLife owned 51,711 Class B(1) shares of the fund.

* Sales charges of $7,648 and $14,863 were collected by the distributor and MetLife.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $14,545 and $34 for Class B(1) and Class C were paid by the distributor, not the fund.

*** Includes $7,753 and $3,801 in deferred sales charges collected by the distributor for Class B(1) and Class B.


            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

These provide a summary of each share class's financial performance.

                                                                                   Class A
                                                ===================================================================================
                                                                   Years ended October 31                          Six months ended
                                                ---------------------------------------------------------------     April 30, 2002
Per-Share Data                                   1997(a)       1998(a)       1999(a)       2000(a)       2001(a)    (unaudited)(a)
===================================================================================================================================
Net asset value, beginning of period ($)           9.22          9.42         10.31         12.85         14.19        9.48
                                                  -----         -----         -----         -----         -----       -----
  Net investment loss ($)*                        (0.02)        (0.01)        (0.06)        (0.06)        (0.06)      (0.02)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and
  forward contracts ($)                            0.22          0.90          2.81          1.85         (3.86)       0.46
                                                  -----         -----         -----         -----         -----       -----
Total from investment operations ($)               0.20          0.89          2.75          1.79         (3.92)       0.44
                                                  -----         -----         -----         -----         -----       -----
  Dividend from net investment income ($)            --            --         (0.21)           --            --          --
  Distributions from capital gains ($)               --            --            --         (0.45)        (0.79)         --
                                                  -----         -----         -----         -----         -----       -----
Total distributions ($)                              --            --         (0.21)        (0.45)        (0.79)         --
                                                  -----         -----         -----         -----         -----       -----
Net asset value, end of period ($)                 9.42         10.31         12.85         14.19         9.48        9.92
                                                  =====         =====         =====         =====         =====       =====
Total return (%) (b)                               2.17          9.45         27.02         13.80       (29.01)       4.64(c)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of period ($ thousands)        16,346        15,104         22,667        44,084       33,189      32,570
Expense ratio (%)*                                 1.90          1.90           1.92          1.93         1.99        1.98(d)
Expense ratio after expense reductions (%)*        1.90          1.90           1.90          1.93         1.95        1.95(d)
Ratio of net investment loss to
  average net assets (%)*                         (0.18)        (0.20)         (0.54)        (0.35)       (0.56)      (0.53)(d)
Portfolio turnover rate (%)                      174.69        116.28          78.04         77.61       199.08       89.56
*  Reflects voluntary reduction of expenses
   of these amounts (%)                            0.48          0.75           0.42          0.24         0.33        0.89(d)

                                                                                         Class B(1)
                                                      =============================================================================
                                                            January 1, 1999            Years ended October 31     Six months ended
                                                      (commencement of share class)    ----------------------      April 30, 2002
Per-Share Data                                           to October 31, 1999(a)        2000(a)       2001(a)       (unaudited)(a)
===================================================================================================================================
Net asset value, beginning of period ($)                          10.63                12.42         13.59              8.98
                                                                  -----                -----         -----             -----
  Net investment loss ($)*                                        (0.11)               (0.16)        (0.14)            (0.05)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and
  forward contracts ($)                                            1.90                 1.78         (3.68)             0.43
                                                                  -----                -----         -----             -----
Total from investment operations ($)                               1.79                 1.62         (3.82)             0.38
  Distributions from capital gains ($)                               --                (0.45)        (0.79)               --
                                                                  -----                -----         -----             -----
Total distributions ($)                                              --                (0.45)        (0.79)               --
                                                                  -----                -----         -----             -----
Net asset value, end of period ($)                                12.42                13.59          8.98              9.36
                                                                  =====                =====         =====             =====
Total return (%) (b)                                              16.84(c)             12.89        (29.59)             4.23(c)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of period ($ thousands)                         2,433                7,887         7,110             8,057
Expense ratio (%)*                                                 2.67(d)              2.65          2.69              2.68(d)
Expense ratio after expense reductions (%)*                        2.65(d)              2.65          2.65              2.65(d)
Ratio of net investment loss to average net assets (%)*           (1.29)(d)            (1.02)        (1.25)            (1.15)(d)
Portfolio turnover rate (%)                                       78.04                77.61        199.08             89.56
* Reflects voluntary reduction of expenses
  of these amounts (%)                                             0.42(d)              0.24          0.33              0.87(d)


The text and notes are an integral part of the financial statements.

14  State Street Research International Equity Fund

                                                                                   Class B
                                                ===================================================================================
                                                                   Years ended October 31                          Six months ended
                                                ---------------------------------------------------------------     April 30, 2002
Per-Share Data                                   1997(a)       1998(a)       1999(a)       2000(a)       2001(a)    (unaudited)(a)
===================================================================================================================================
Net asset value, beginning of period ($)           9.04          9.16          9.95         12.42         13.59        8.98
                                                  -----         -----         -----         -----         -----       -----
  Net investment loss ($)*                        (0.09)        (0.05)        (0.14)        (0.17)        (0.15)      (0.06)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and
  forward contracts ($)                            0.21          0.84          2.73          1.79         (3.67)       0.44
                                                  -----         -----         -----         -----         -----       -----
Total from investment operations ($)               0.12          0.79          2.59          1.62         (3.82)       0.38
                                                  -----         -----         -----         -----         -----       -----
  Dividend from net investment income ($)            --            --         (0.12)           --            --          --
  Distributions from capital gains ($)               --            --            --         (0.45)        (0.79)         --
                                                  -----         -----         -----         -----         -----       -----
Total distributions ($)                              --            --         (0.12)        (0.45)        (0.79)         --
                                                  -----         -----         -----         -----         -----       -----
Net asset value, end of period ($)                 9.16          9.95         12.42         13.59          8.98        9.36
                                                  =====         =====         =====         =====         =====       =====
Total return (%) (b)                               1.33          8.62         26.30         12.97        (29.64)       4.23(c)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of period ($ thousands)        21,914        21,117        19,865        22,366        13,106      11,585
Expense ratio (%)*                                 2.65          2.65          2.67          2.65          2.69        2.68(d)
Expense ratio after expense reductions (%)*        2.65          2.65          2.65          2.65          2.65        2.65(d)
Ratio of net investment loss to average
  net assets (%)*                                 (0.94)        (0.88)        (1.28)        (1.09)        (1.36)      (1.23)(d)
Portfolio turnover rate (%)                      174.69        116.28         78.04         77.61        199.08       89.56
* Reflects voluntary reduction of expenses
  of these amounts (%)                             0.48          0.75          0.42          0.24          0.33        0.89(d)

                                                                                   Class C
                                                ===================================================================================
                                                                   Years ended October 31                          Six months ended
                                                ---------------------------------------------------------------     April 30, 2002
Per-Share Data                                   1997(a)       1998(a)       1999(a)       2000(a)       2001(a)    (unaudited)(a)
===================================================================================================================================

Net asset value, beginning of period ($)           9.03          9.16          9.95         12.44         13.62        9.02
                                                  -----         -----         -----         -----         -----       -----
  Net investment loss ($)*                        (0.09)        (0.05)        (0.14)        (0.16)        (0.14)      (0.05)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and
  forward contracts ($)                            0.22          0.84          2.73          1.79         (3.67)       0.42
                                                  -----         -----         -----         -----         -----       -----
Total from investment operations ($)               0.13          0.79          2.59          1.63         (3.81)       0.37
                                                  -----         -----         -----         -----         -----       -----
  Dividend from net investment income ($)            --            --         (0.10)           --            --          --
  Distributions from capital gains ($)               --            --            --         (0.45)        (0.79)         --
                                                  -----         -----         -----         -----         -----       -----
Total distributions ($)                              --            --         (0.10)        (0.45)        (0.79)         --
                                                  -----         -----         -----         -----         -----       -----
Net asset value, end of period ($)                 9.16          9.95         12.44         13.62          9.02        9.39
                                                  =====         =====         =====         =====         =====       =====
Total return (%) (b)                               1.44          8.62         26.17         13.03        (29.49)       4.10(c)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of period ($ thousands)         2,469         1,706         2,339          3,518        2,139       2,116
Expense ratio (%)*                                 2.65          2.65          2.67           2.65         2.69        2.68(d)
Expense ratio after expense reductions (%)*        2.65          2.65          2.65           2.65         2.65        2.65(d)
Ratio of net investment loss to average
  net assets ($)*                                 (0.97)        (0.90)        (1.29)         (1.04)       (1.24)      (1.23)(d)
Portfolio turnover rate (%)                      174.69        116.28         78.04          77.61       199.08       89.56
* Reflects voluntary reduction of expenses
  of these amounts (%)                             0.48          0.75          0.42           0.24         0.33        0.88(d)

(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c) Not annualized.

(d) Annualized.


            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                   Class S
                                                ===================================================================================
                                                                   Years ended October 31                          Six months ended
                                                ---------------------------------------------------------------     April 30, 2002
Per-Share Data                                   1997(a)       1998(a)       1999(a)       2000(a)       2001(a)    (unaudited)(a)
===================================================================================================================================
Net asset value, beginning of period ($)           9.29          9.51         10.44         13.03         14.43        9.67
                                                  -----         -----         -----         -----         -----       -----
  Net investment income (loss) ($)*                0.01          0.00         (0.03)        (0.01)        (0.04)      (0.01)
  Net realized and unrealized gain (loss) on
  investments, foreign currency and
  forward contracts ($)                            0.21          0.93          2.85          1.86         (3.93)       0.47
                                                  -----         -----         -----         -----         -----       -----
Total from investment operations ($)               0.22          0.93          2.82          1.85         (3.97)       0.46
                                                  -----         -----         -----         -----         -----       -----
  Dividend from net investment income ($)            --            --         (0.23)           --            --          --
  Distributions from capital gains ($)               --            --            --         (0.45)        (0.79)         --
                                                  -----         -----         -----         -----         -----       -----
Total distributions ($)                              --            --         (0.23)        (0.45)        (0.79)         --
                                                  -----         -----         -----         -----         -----       -----
Net asset value, end of period ($)                 9.51         10.44         13.03         14.43          9.67       10.13
                                                  =====         =====         =====         =====         =====       =====
Total return (%) (b)                               2.37          9.78         27.48         14.16        (28.92)       4.76(c)

Ratios/Supplemental Data
===================================================================================================================================
Net assets at end of period ($ thousands)        21,230        13,615        13,595        17,037        11,493     11,484
Expense ratio (%)*                                 1.65          1.65          1.67          1.65          1.69       1.68(d)
Expense ratio after expense reductions (%)*        1.65          1.65          1.65          1.65          1.65       1.65(d)
Ratio of net investment income (loss) to
  average net assets (%)*                          0.06          0.06         (0.28)        (0.08)        (0.32)     (0.21)(d)
Portfolio turnover rate (%)                      174.69        116.28         78.04         77.61        199.08      89.56
* Reflects voluntary reduction of expenses
  of these amounts (%)                             0.48          0.75          0.42          0.24          0.33       0.88(d)

(a)   Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c)   Not annualized.

(d)   Annualized.


The text and notes are an integral part of the financial statements.

16  State Street Research International Equity Fund

Board of Trustees

Richard S. Davis
Chairman of the Board,
President and Chief Executive Officer,
State Street Research & Management Company

Bruce R. Bond
Former Chairman of the Board,
Chief Executive Officer and President,
PictureTel Corporation

Steve A. Garban
Former Senior Vice President
for Finance and Operations and Treasurer, The Pennsylvania State University

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public Management,
George Washington University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures
Trading Commission

Toby Rosenblatt
President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of Management,
Sloan School of Management,
Massachusetts Institute of Technology

James M. Storey
Attorney; formerly, Partner, Dechert

Glossary

12b-1 fees - Fees paid from mutual fund assets for personal services and for the maintenance of shareholder accounts and distribution and marketing expenses. The fees are named after the SEC rule that permits them.

Average shares method - The practice of basing a fund's calculations for a given period on the average number of shares that were outstanding during that period.

Nasdaq - The stock price quotation system operated by the National Association of Securities Dealers. The Nasdaq system operates as a clearing house for transaction data about stocks that are traded "over the counter" around the U.S.

New York Stock Exchange - The largest stock exchange in the United States, and the place where many of the largest company stocks are listed. Unlike the Nasdaq system, the NYSE is a physical exchange, with all trading occurring on the exchange's trading floor on Wall Street.

Principal Amount - With bonds and certain other debt securities, the amount of the underlying principal of the security. When the security matures, the issuer is obligated to repay this amount to the holder of the security. Also called "face value" or "par value."

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---------------------------
           [LOGO]
           DALBAR
        MUTUAL FUND
       SERVICE AWARD
            2001
---------------------------
 for Excellence in Service

(1)   Aurora Fund is closed to new investors.

(2)   Formerly Strategic Growth & Income Fund

(3) An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

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must be accompanied by a current Quarterly Performance Update.

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(1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

                                   [GRAPHIC]

                                   AGGRESSIVE

                                  EQUITY FUNDS
                                  ------------

                             Global Resources Fund
                              Health Sciences Fund
                              Emerging Growth Fund
                              Mid-Cap Growth Fund
                        Concentrated International Fund
                            Concentrated Growth Fund
                             Large-Cap Growth Fund
                                 Aurora Fund(1)
                               Mid-Cap Value Fund
                              Large-Cap Value Fund
                           International Equity Fund
                             Large-Cap Analyst Fund
                                Investment Trust
                                  Legacy Fund
                            Asset Allocation Fund(2)

                               FIXED INCOME FUNDS
                               ------------------

                                High Income Fund
                             Strategic Income Fund
                                Tax-Exempt Fund
                             Government Income Fund
                              Money Market Fund(3)

                                  CONSERVATIVE


(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

Control Number:(exp0603)SSR-LD                                     IE-1892-0602